                                                                 EXHIBIT 10.1(b)



                           FIRST AMENDMENT TO THIRD
                            -------------------------
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of November 27, 2001, by and among CATALINA LIGHTING, INC., a Florida corporation ("Domestic Borrower"), CATALINA INTERNATIONAL PLC, a limited company organized under the laws of England and Wales (Registered in England No. 03949382) ("Holdings Borrower"), and RING LIMITED (formerly known as Ring PLC), a limited company organized under the laws of England and Wales (Registered in England No. 29796) ("Sterling Borrower"; Domestic Borrower, Holdings Borrower and Sterling Borrower are collectively referred to herein as the "Borrowers" and individually as a "Borrower"), SUNTRUST BANK, a Georgia banking corporation ("SunTrust"), and the other banks and lending institutions that are signatories to this Amendment (SunTrust and such other banks and lending institutions, collectively, the "Lenders"), and SUNTRUST BANK, in its capacities as Administrative Agent for the Lenders (the "Administrative Agent"), as Domestic Issuing Bank (the "Domestic Issuing Bank"), as Domestic Swingline Lender (the "Domestic Swingline Lender"), as UK Issuing Bank (the "UK Issuing Bank"), and as UK Swingline Lender (the "UK Swingline Lender").

                              W I T N E S S E T H:
                              --------------------

          WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, Domestic Issuing Bank, the UK Swingline Lender and the UK Issuing Bank entered into that certain Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 23, 2001 (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit
                                                                      ------
Agreement");
---------

          WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, the UK Swingline Lender and the UK Issuing Bank are amending the Credit Agreement so as to make certain changes in the terms and conditions of the Credit Agreement as are more fully set forth herein.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank,, the UK Swingline Lender and the UK Issuing Bank hereby amend the Credit Agreement as follows:

                                 A.  AMENDMENT

          1. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

          2.  Amendment to Section 1.01 Definitions.  The Credit Agreement is
              -------------------------------------
hereby amended by replacing the definitions of "Applicable Base Rate Margin," "Applicable LIBOR Margin", "Canadian Revolver" and "Warrants" with the following new definitions:

          "Applicable Base Rate Margin" shall mean, for the period commencing
           ---------------------------
January 1, 2001 and continuing until such time that the Leverage Ratio reflected by the annual financial statements required under Section 8.07(a) or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b) is less than 3.50:1.00 calculated as of the relevant determination date for the preceding four fiscal quarter period then ending, 2.00% per annum. If the Leverage Ratio reflected by the annual financial statements required under
Section 8.07(a) or the
quarterly financial statements for each Fiscal Quarter required under Section 8.07(b) becomes less than 3.50:1.00 calculated as of the relevant determination date for the preceding four Fiscal Quarter period then ending, then, at such time, the Applicable Base Rate Margin shall mean the applicable percentage per annum determined from the chart set forth below:


If the Leverage Ratio is:                                       The Applicable Base Rate Margin For the Loans Is:
-------------------------                                       -------------------------------------------------
Less than 1.50:1.00                                                      0.75%

Greater than or equal to 1.50:1.00 but less than 2.00:1.00               1.00%

Greater than or equal to 2.00:1.00 but less than 2.50:1.00               1.25%

Greater than or equal to 2.50:1.00 but less than 3.00:1.00               1.50%

Greater than or equal to 3.00:1.00 but less than 3.50:1.00               1.75%

Greater than or equal to 3.50:1.00                                       2.00%


Each change in the Applicable Base Rate Margin resulting from a change in the Leverage Ratio shall be effective on the second Business Day immediately following the date of delivery to the Administrative Agent of the annual financial statements required under Section 8.07(a) or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b), as applicable, in each case together with the compliance certificate required by
Section 8.07(c), indicating such change. Notwithstanding the foregoing, at any time during which the Domestic Borrower has failed to deliver such financial statements and certificates when required by Section 8.07(a), (b), and (c), as applicable, the Applicable Base Rate Margin shall be 2.00% per annum, which shall not include any increase in the Applicable Base Rate Margin contemplated in Section 8.09, until such time as the delinquent financial statements are delivered, at which time the Applicable Base Rate Margin shall be reset as provided above; provided, further, if the Domestic Borrower has not authorized the issuance of additional shares of common stock and reserved for issuance a sufficient number of authorized but unissued shares of common stock, or other securities or property for which the Warrants may be exercisable, to permit the Warrant to be exercised in full by December 31, 2001, the Applicable Base Rate Margin shall be increased by 0.75% per annum (the "Warrant Interest Increase").

"Applicable LIBOR Margin" shall mean, for the period commencing January 1, 2001
 -----------------------
and continuing until such time that the Leverage Ratio reflected by the annual financial statements required under Section 8.07(a) or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b) is less than 3.50:1:00 calculated as of the relevant determination date for the preceding four fiscal quarter period then ending, 4.75% per annum. If the Leverage Ratio reflected by the annual financial statements required under Section 8.07(a) or the quarterly financial statements for each Fiscal Quarter required under
Section 8.07(b) becomes less than 3.50:1:00 calculated as of the relevant determination date for the preceding four fiscal quarter period then ending, then, at such time, the Applicable LIBOR Margin shall mean the applicable percentage per annum determined from the chart set forth below:


If the Leverage Ratio is:                                   The Applicable Base Rate Margin For the Loans is:
-------------------------                                   -------------------------------------------------
Less than 1.50:1.00                                                    1.75%
Greater than or equal to 1.50:1.00 but less than 2.00:1.0              2.00%
Greater than or equal to 2.00:1.00 but less than 2.50:1.00             2.25%
Greater than or equal to 2.50:1.00 but less than 3.00:1.00             2.50%
Greater than or equal to 3.00:1.00 but less than 3.50:1.00             2.75%
Greater than or equal to 3.50:1.00                                     3.00%

Each change in the Applicable LIBOR Margin resulting from a change in the Leverage Ratio shall be effective on the second Business Day immediately following the date of delivery to the Administrative Agent of the annual financial statements required under Section 8.07(a), or the quarterly financial statements for each Fiscal Quarter required under Section 8.07(b), as applicable, in each case together with the compliance certificate required by
Section 8.07(c), indicating such change. Notwithstanding the foregoing, at any time during which the Domestic Borrower has failed to deliver such financial statements and certificates when required by Section 8.07(a), (b), and (c), as applicable, the Applicable LIBOR Margin shall be 4.75% per annum, which shall not include any increase in the Applicable LIBOR Margin contemplated in Section 8.09, until such time as the delinquent financial statements are delivered, at which time the Applicable LIBOR Margin shall be reset as provided above; provided, further, if the Domestic Borrower has not authorized the issuance of additional shares of common stock and reserved for issuance a sufficient number of authorized but unissued shares of common stock, or other securities or property for which the Warrants may be exercisable, to permit the Warrant to be exercised in full by December 31, 2001, the Applicable Base Rate Margin shall be increased by the Warrant Interest Increase.

"Canadian Revolver" shall mean that certain credit facility by and among
 -----------------
Congress Financial Corporation (Canada), as Lender, Catalina Lighting Canada
(1992) Inc., as a Borrower and Lumieres Catalina Canada, (1992) Inc., as a Borrower.

"Warrants" shall mean each of those certain Warrants, dated as of the Closing
 --------
Date, exercisable for 354,136 shares of common stock of the Domestic Borrower issued to each of the Senior Lenders and the Agent.

3.  Amendment to Section 8.07(b).  Section 8.07(b) of the Credit Agreement is
    ----------------------------
hereby amended by replacing existing Section 8.07(b) with the following new
Section 8.07(b);

(b)  Quarterly Financial Statements.  As soon as available and in any event
     ------------------------------
within 45 days after the end of each Fiscal Quarter that is not the end of a Fiscal Year, balance sheets of the Consolidated Companies and the Sterling Borrower as at the end of such Fiscal Quarter presented on a consolidated basis and the related statements of income, and cash flows of the Consolidated Companies and the Sterling Borrower for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, presented on a consolidated basis setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Domestic Borrower's and the Sterling Borrower's previous Fiscal Year and, commencing January 1, 2002, setting forth in comparative form the figures for the corresponding quarter and the corresponding portion of the Consolidated Companies' previous Fiscal Year, all in reasonable detail, and certified by the chief financial officer of the Domestic Borrower that such financial statements fairly present in all material respects the financial condition of the Consolidated Companies and the Sterling Borrower as at the end of such Fiscal Quarter on a consolidated basis, and the results of operations and cash flows of the Consolidated Companies and the Sterling Borrower for such Fiscal Quarter and such portion of the Fiscal Year, in accordance with GAAP consistently applied (subject to normal year-end audit adjustments and the absence of certain footnotes). In addition, as soon as available and in any event within 40 days after the end of each month that is not the end of a Fiscal Quarter and within 45 days after the end of each month that is also the end of a Fiscal Quarter, balance sheets of the Consolidated Companies and the Sterling Borrower as at the end of such month presented on a consolidated basis and the related statements of income and cash flows of the Consolidated Companies and the Sterling Borrower for such month, all in reasonable detail, and certified by the chief financial officer of the Domestic

Borrower that such financial statements fairly present in all material respects the financial condition of the Consolidated Companies and the Sterling Borrower as at the end of such month on a consolidated basis, and the results of operations and cash flows of the Consolidated Companies and the Sterling Borrower for such month, in accordance with GAAP consistently applied (subject to normal year-end audit adjustments and the absence of certain footnotes); provided, however, that for the month of October, the balance sheets, related statements of income and retained earnings and cash flows may be presented in a manner consistent with GAAP and may be presented subject to subsequent GAAP adjustments as a result of the Consolidated Companies' and the Sterling Borrower's year end audit; provided further the that upon the completion of the Consolidated Companies' and the Sterling Borrower's year end audit, the Consolidated Companies and the Sterling Borrower shall present revised statements for the month of October reflecting what adjustments, if any, were made to the balance sheets, related statements of income and retained earnings and cash flows as a result of the Consolidated Companies' and the Sterling Borrower's year end audit.

4.  Amendment to Section 9.01(b).  Section 9.01(b) of the Credit Agreement is
    ----------------------------
hereby amended by replacing existing Section 9.01(b) with the following new section 9.01(b):

(b) Indebtedness existing on the Closing Date and described on Schedule 9.01 and extension and renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or shorten the maturity thereof; provided, however, that at no time shall any Borrower enter into an agreement to guaranty the obligations under the Canadian Revolver.

5.  Amendment to Schedule 9.01.  Schedule 9.01 of the Credit Agreement is hereby
    --------------------------
amended by replacing the existing Schedule 9.01 with the new Schedule 9.01 attached hereto as Exhibit A.

6.  Representations and Warranties of Borrowers.  Borrowers, without limiting
    -------------------------------------------
the representations and warranties provided in the Credit Agreement, represent and warrant to the Lenders and the Administrative Agent as follows:

(a) The execution, delivery and performance by Borrowers of this Amendment are within Borrowers' corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action) and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the articles of incorporation or bylaws of Borrowers or any indenture, agreement or other instrument to which Borrowers are a party or by which Borrowers or any of their properties are bound or (b) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

(b) This Amendment constitutes the legal, valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms.

(c) No Default or Event of Default has occurred and is continuing as of the Effective Date.

7.  Conditions to Effectiveness.  The effectiveness of this Amendment is subject
    ---------------------------
to receipt by Administrative Agent of each of duly executed counterparts to the Canadian Revolver in form and substance satisfactory to the Administrative Agent and the Required Lenders.

                               B.  MISCELLANEOUS

1. Except as expressly set forth herein, this Amendment shall be deemed not to waive or modify any provision of the Credit Agreement or the other Credit Documents, and all terms of the Credit Agreement, as amended hereby, shall be and shall remain in full force and effect and shall constitute a legal, valid, binding and enforceable obligations of the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, the UK Issuing Bank and the UK Swingline Lender. All references to the Credit Agreement shall hereinafter be references to the Credit Agreement as amended by this Amendment.

2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND ALL APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

4. This Amendment shall be binding on, and shall inure to the benefit of, the successors and assigns of the parties hereto.

5. In the event that any part of this Agreement shall be found to be illegal or in violation of public policy, or for any reason unenforceable at law, such finding shall not invalidate any other part thereof.

6.  TIME IS OF THE ESSENCE UNDER THIS AGREEMENT.

7. The parties agree that their signatures by telecopy or facsimile shall be effective and binding upon them as though executed in ink on paper but that the parties shall exchange original ink signatures promptly following any such delivery by telecopy or facsimile.

8. The Borrowers agree to pay all costs and expenses of the Administrative Agent and the Lenders incurred in connection with the preparation, execution, delivery and enforcement of this Amendment, including the reasonable fees and out-of-pocket expenses of Administrative Agent's counsel.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, all as of the date above written.


                             CATALINA LIGHTING, INC.,
                             as a Domestic Borrower

                             By:  /s/ David W. Sasnet
                                 -----------------------------------------
                                 Name:   David W. Sasnett
                                 Title:    Chief Financial Officer

                             CATALINA INTERNATIONAL LIMITED,
                             formerly known as CATALINA
                             INTERNATIONAL PLC, as Holdings Borrower

                             By:  /s/ David W. Sasnett
                                 -----------------------------------------
                                 Name:  David W. Sasnett
                                 Title:   Director

                             RING LIMITED (formerly known as Ring PLC), as a Ring Borrower

                             By:  /s/ David W. Sasnett
                                 -----------------------------------------
                                 Name:  David W. Sasnett
                                 Title:   Director


                             SUNTRUST BANK,
                             as Administrative Agent, as Domestic Issuing Bank, as Domestic Swingline Lender, as UK Issuing Bank, as UK Swingline Lender, and as a Lender

                             By:  /s/  David G. Jones
                                 -----------------------------------------
                                 Name:  David G. Jones
                                 Title:    Managing Director



                             REPUBLIC BANK,
                             as a Lender



                             By: /s/  Edward N. Boland
                                 -----------------------------------------
                                 Name:  Edward N. Boland
                                 Title:    Senior Consultant

                             DRESDNER BANK, LATEINAMERIKA, AG,
                             MIAMI AGENCY
                             as a Lender


                             By:
                                 -----------------------------------------
                                 Name:
                                 Title:

                             HAMILTON BANK, N.A.
                             as a Lender


                             By:
                                 -----------------------------------------
                                 Name:
                                 Title:

                             LASALLE BANK, NATIONAL ASSOCIATION
                             as a Lender


                             By: /s/ Roger N. Arsham
                                 -----------------------------------------
                                 Name:  Roger N. Arsham
                                 Title:    First Vice President

                             UNION PLANTERS BANK, N.A.
                             as a Lender


                             By:
                                 -----------------------------------------
                                 Name:
                                 Title: